Exhibit 35.1


[LOGO] WELLS                                          Corporate Trust Services
       FARGO                                          MAC N2702-011
                                                      9062 Old Annapolis Road
                                                      Columbia, MD 21045
                                                      410 884-2000
                                                      410 715-2380 Fax

                                                      Wells Fargo Bank, N.A.


GS Mortgage Securities Corporation
85 Broad Street
New York, NY 10004



RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):

      (a) a review of Wells Fargo's activities as Master Servicer and/or Securities Administrator under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

      (b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period


March 1, 2008


/s/ KELLY DANIELS
-----------------------------
KELLY DANIELS

Vice President






To: GS Mortgage Securities Corporation

[LOGO] WELLS                                          Corporate Trust Services
       FARGO                                          MAC N2702-011
                                                      9062 Old Annapolis Road
                                                      Columbia, MD 21045
                                                      410 884-2000
                                                      410 715-2380 Fax

                                                      Wells Fargo Bank, N.A.


                                                                      Schedule A

                    List of Servicing Agreement(s) and Series

1 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2007-3F, Mortgage Pass-Through Certificates, Series 2007-3F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

2 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2006-18, Asset-Backed Certificates, Series 2006-18, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

3 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2007-6 Asset-Backed Certificates Series 2007-6, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

4 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2007-1F, Mortgage-Pass Through Certificates Series 2007-1F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

5 Pooling and Servicing Agreement for GSAMP Trust 2007-NC1, Mortgage Pass-Through Certificates, Series 2007-NC1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

6 Pooling and Servicing Agreement for GSAMP Trust 2007-HSBC1, Mortgage Pass-Through Certificates, Series 2007-HSBC1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

7 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2007-5 Asset-Backed Certificates Series 2007-5, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

8 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2007-4F, Mortgage Pass-Through Certificates, Series 2007-4F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

9 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2007-2 Asset-Backed Certificates Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

10 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2007-AR1 Mortgage Pass-Through Certificates Series 2007-AR1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

11 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2007-AR2 Mortgage Pass-Through Certificates Series 2007-AR2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

To: GS Mortgage Securities Corporation

[LOGO] WELLS                                          Corporate Trust Services
       FARGO                                          MAC N2702-011
                                                      9062 Old Annapolis Road
                                                      Columbia, MD 21045
                                                      410 884-2000
                                                      410 715-2380 Fax

                                                      Wells Fargo Bank, N.A.


12 Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2007-OA1, Pass-Through Certificates, Series 2007-OA1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

13 Pooling and Servicing Agreement for GSAMP Trust 2007-FM2, Mortgage Pass-Through Certificates, Series 2007-FM2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

14 Pooling and Servicing Agreement for GSAMP Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

15 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2007-7 Asset-Backed Certificates Series 2007-7, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

16 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2007-2F, Mortgage Pass-Through Certificates, Series 2007-2F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

17 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2006-16, Asset-Backed Certificates, Series 2006-16, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

18 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

19 Pooling and Servicing Agreement for GSAMP Trust 2006-HE7, Mortgage Pass-Through Certificates, Series 2006-HE7, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

20 Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2007-OA2, Pass-Through Certificates, Series 2007-OA2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

21 Standard Terms to Master Servicing and Trust Agreement for STARM Mortgage Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

22 Pooling and Servicing Agreement for GSAMP Trust Mortgage Pass-Through Certificates, Series 2007-FM1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

23 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2007-3 Asset-Backed Certificates Series 2007-3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

To: GS Mortgage Securities Corporation

[LOGO] WELLS                                          Corporate Trust Services
       FARGO                                          MAC N2702-011
                                                      9062 Old Annapolis Road
                                                      Columbia, MD 21045
                                                      410 884-2000
                                                      410 715-2380 Fax

                                                      Wells Fargo Bank, N.A.


24 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2006-19, Asset-Backed Certificates, Series 2006-19, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

25 Pooling and Servicing Agreement for GSAMP Trust 2006-NC2, Mortgage Pass-Through Certificates, Series 2006-NC2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

26 Pooling and Servicing Agreement for GSAMP Trust 2006-HE8, Mortgage Pass-Through Certificates, Series 2006-HE8, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

27 Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

28 Master Servicing and Trust Agreement for Greenpoint Mortgage Funding Trust 2006-OH1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

29 Trust Agreement for GSAA Home Equity Trust 2006-13, Asset-Backed Certificates, Series 2006-13, Wells Fargo Bank, N.A. as Securities Administrator

30 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2006-S1, Mortgage Pass-Through Certificates, Series 2006-S1, Wells Fargo Bank, N.A. as Master Servicer

31 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2007-1 Asset-Backed Certificates Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

32 Pooling and Servicing Agreement for GSAMP Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

33 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2006-10F, Mortgage Pass-Through Certificates, Series 2006-10F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

34 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2006-8, Asset-Backed Certificates, Series 2006-8, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

35 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2006-11, Asset-Backed Certificates, Series 2006-11, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

36 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

To: GS Mortgage Securities Corporation

[LOGO] WELLS                                          Corporate Trust Services
       FARGO                                          MAC N2702-011
                                                      9062 Old Annapolis Road
                                                      Columbia, MD 21045
                                                      410 884-2000
                                                      410 715-2380 Fax

                                                      Wells Fargo Bank, N.A.


37 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2006-9F, Mortgage Pass-Through Certificates, Series 2006-9F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

38 Master Servicing Agreement for GSAA Home Equity Trust 2006-17, Asset-Backed Certificates, Series 2006-17, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

39 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2007-8 Asset-Backed Certificates Series 2007-8, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

40 Pooling and Servicing Agreement for GSAMP Trust 2006-FM3, Mortgage Pass-Through Certificates, Series 2006-FM3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

41 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2006-14, Asset-Backed Certificates, Series 2006-14, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

42 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

43 Pooling and Servicing Agreement for GSAA Home Equity Trust 2007-S1, Mortgage Pass-Through Certificates, Series 2007-S1, Wells Fargo Bank, N.A. as Master Servicer

44 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2007-4 Asset-Backed Certificates Series 2007-4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

45 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2007-10 Asset-Backed Certificates Series 2007-10, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

46 Pooling and Servicing Agreement for GSAMP Trust 2007-H1, Mortgage Pass-Through Certificates, Series 2007-H1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

47 Pooling and Servicing Agreement for GSAA Home Equity Trust 2007-9 Asset-Backed Certificates Series 2007-9, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

48 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2006-20, Asset-Backed Certificates, Series 2006-20, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

To: GS Mortgage Securities Corporation

[LOGO] WELLS                                          Corporate Trust Services
       FARGO                                          MAC N2702-011
                                                      9062 Old Annapolis Road
                                                      Columbia, MD 21045
                                                      410 884-2000
                                                      410 715-2380 Fax

                                                      Wells Fargo Bank, N.A.


49 Pooling and Servicing Agreement for GSAMP Trust 2006-S4, Mortgage Pass-Through Certificates, Series 2006-S4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

50 Master Servicing and Trust Agreement for STARM Mortgage Loan Trust 2007-4 Mortgage Pass-Through Certificates, Series 2007-4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

51 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2006-5F, Mortgage Pass-Through Certificates, Series 2006-5F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

52 Pooling and Servicing Agreement for GSR Mortgage Loan Trust 2006-1F, Mortgage Pass-Through Certificates, Series 2006-1F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

53 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2006-3F, Mortgage Pass-Through Certificates, Series 2006-3F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

54 Pooling and Servicing Agreement for GSAMP Trust 2006-HE5, Mortgage Pass-Through Certificates, Series 2006-HE5, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

55 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2006-2F, Mortgage Pass-Through Certificates, Series 2006-2F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

56 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2006-4, Asset-Backed Certificates, Series 2006-4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

57 Pooling and Servicing Agreement for GSAMP Trust 2006-HE3, Mortgage Pass-Through Certificates, Series 2006-HE3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

58 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2006-8F, Mortgage Pass-Through Certificates, Series 2006-8F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

59 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2006-10, Asset-Backed Certificates, Series 2006-10, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

60 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2006-6F, Mortgage Pass-Through Certificates, Series 2006-6F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

To: GS Mortgage Securities Corporation

[LOGO] WELLS                                          Corporate Trust Services
       FARGO                                          MAC N2702-011
                                                      9062 Old Annapolis Road
                                                      Columbia, MD 21045
                                                      410 884-2000
                                                      410 715-2380 Fax

                                                      Wells Fargo Bank, N.A.


61 Master Servicing and Trust Agreement for GSAA Home Equity Trust 2006-7, Asset-Backed Certificates, Series 2006-7, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

62 Pooling and Servicing Agreement for GSAMP Trust 2006-FM2, Mortgage Pass-Through Certificates, Series 2006-FM2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

63 Standard Terms to Master Servicing and Trust Agreement for GSR Mortgage Loan Trust 2006-7F, Mortgage Pass-Through Certificates, Series 2006-7F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

64 Pooling and Servicing Agreement for GSR Mortgage Loan Trust 2007-5F Mortgage Pass-Through Certificates Series 2007-5F, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

65 Pooling and Servicing Agreement for GSAMP Trust 2006-HE4, Mortgage Pass-Through Certificates, Series 2006-HE4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable









To: GS Mortgage Securities Corporation